                                                                   EXHIBIT 3.129

             C O M M O N W E A L T H  O F  P E N N S Y L V A N I A

                      D E P A R T M E N T  O F  S T A T E

                               SEPTEMBER 03, 2003

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING :

                           U-HAUL CO. OF PENNSYLVANIA

I, Pedro A. Cortes, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments which appear of record in this department

                                                 IN TESTIMONY WHEREOF, I have
                                                 hereunto set my hand and caused
                                                 the Seal of the Secretary's
                                                 Office to be affixed, the day
                                                 and year above written.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Secretary  of the  Commonwealth

                                                                          dboyer

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

     In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. [ILLEGIBLE]1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is:

                           REORG. CO. OF PENNSYLVANIA

2. The location and post office address of the initial registered office of the corporation in this Common wealth is;

1635 Market Street,
--------------------------------------------------------------------------------
(NUMBER)                                                             (STREET)

Philadelphia                          Pennsylvania                    19103
--------------------------------------------------------------------------------
(CITY)                                                              (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

         The corporation shall have unlimited power to engate in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under teh Pennsylvania Business Corporation Law.

4. The term for which the corporation is to exist is: Perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

         2,500 shares, Common stock, having a par value of $10.00 per share

 6. The name and post office address of each incorporate and the number and class of shares, subscribed by such Incorporator(s) is (are):

     NAME                            ADDRESS          NUMBER AND CLASS OF SHARES
                      (INCLUDING STREET AND NUMBER, IF ANY)

 John A. Lorentz         2721 N. Central Avenue         One share Common Stock
                         Phoenix, Arizona 85004

         IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 13th day of September, 1990.

------------------------ (SEAL)                    /s/ John A. Lorentz,  (SEAL)
                                                   ---------------------
                                                   John A. Lorentz, Incorporator

                                                   ---------------------- (SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

         A. For general Instructions relating to the Incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These Instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

         B. One or more corporations or natural persons of full age may incorporate a business corporation.

         C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 ... etc.

         D.       The following shall accompany this form:

                  (1) Three copies of Form DSCB:BCL -- 206 (Registry Statement Domestic or Foreign Business Corporation).

                  (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name).

                  (3)      Any necessary governmental approvals.

         E. BCL Section 205 (15 Pa. S. Section 11205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L.364) (15 P. S. Section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

                           REORG. CO. OF PENNSYLVANIA

2. The location of its registered office in the Commonwealth is (the Department of State is Hereby authorized to correct the following statement to conform to the records of the Department).

   1635 Market Street
--------------------------------------------------------------------------------
         (NUMBER)                                   (STREET)

     Philadelphia                                 Pennsylvania          19103
--------------------------------------------------------------------------------
        CITY                                                          (ZIP CODE)

3. The statute by or under which it was incorporated is:

4. The date of its incorporation is: September 17, 1990

5. (Check , and if appropriate, complete one of the following):

         [ ] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

         Time: The ------------------------ day of ------------------, 19-------

         Place: ----------------------------------------------------------------

         Kind and period of notice ---------------------------------------------

         -----------------------------------------------------------------------

         [X] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by ail of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

         (a) The total number of shares outstanding was:

                  500

         (b) The number of shares entitled to vote was.

7. In the action taken by the shareholders:

         (a) The number of shares voted in favor of the amendment was:

                  500

         (b) The number of shares voted against the amendment was:

                  -0-

8. The amendment adopted by the shareholders, set forth in full is as follows:

                                    ARTICLE I

         The name of the corporation is: U-HAUL CO. OF PENNSYLVANIA

                                                --------------------------------

         IN TESTIMONY WHEREOF, the undersigned corporation has cause these Articles of Amendment to be signed by a duly authorized officer and its corporate seal duly authorized officer and its corporate seal duly attested by another such officer, to be hereunto affixed this 25th day of January 1991.

                                                   Reorg. Co. of Pennsylvania
                                                --------------------------------
Attest                                                   (NAME OF CORPORATION)

/s/Gary V. Klinefelter                          BY: /s/ John A. Lorentz
-----------------------                             ----------------------------
Gary V. Klinefelter                                     John A. Lorentz

    Secretary                                               President
---------------------------                     --------------------------------
(TITLE SECRETARY, ASSISTANT                          (TITLE PRESIDENT, VICE
     SECRETARY ETC)                                       PRESIDENT ETC)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

         A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

         B. Any necessary governmental approvals shall accompany this form.

         C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

         D If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vole should be set forth in Paragraph 6(b).

         E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in paragraph 7(a) and 7(b).

         F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department. but should be filed with the minutes of the corporation.

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU

Entity Number

1606140

                Statement of Change of Registered Office by Agent
                             (15 Pa.C.S.Section 108)

Name

----------------------------------------------
ADDRESS
----------------------------------------------
CITY              State         Zip Code
----------------------------------------------

Document will be returned to the name and address you enter to the left.

Fee: $4

                                Filed in the Department of State on MAR 27, 2002

                                /s/ [ILLEGIBLE]
                                -----------------------------------------------
                                ACTING Secretary of the cCommonwealth

         In compliance with the requirements of 15 Pa.C.S. Section 108 (relating to change in location or status of registered office provided by agent), the undersigned person who maintains the registered office of an association and who desires to change the following with respect to such agency hereby states that:

1.       The name of the association represented by the undersigned person is:

         U-HAUL CO. OF PENNSYLVANIA

2. The address of the present registered office in this Commonwealth of the above-named association is:

1635 MARKET STREET           PHILADELPHIA    PA         19107          PHILA
--------------------------------------------------------------------------------
Number and Street               City        State        Zip           County

3. If the registered office address is to be changed, complete the follwing:

        The address in the same county to which the registered office in this Commonwealth of the above-name association is to be changed is:

1515 MARKET STREET           PHILADELPHIA         PA      19102         PHILA
--------------------------------------------------------------------------------
Number and street              City             State      Zip         County

4.       The name of the person in care of the foregoing office:

                                                           Margaret E. Routzahn

         The person named immediately above in this paragraph has been designated in fact as the agent in care of the registered office in the Commonwealth of Pennsylvania of the association named in paragraph 1 of this statement.

5.       Check one or more of the following, as appropriate:

________ This statement reflects a change in name of the agent.

   X The change in registered office set forth in this statement reflects the removal of the place of business of the agent to a new location within the county.

________ The status of the agent as the provider of the registered office of the above-named association has been terminated.

                                    IN TESTIMONY WHEREOF, the undersigned person has caused this Statement of Change of Registered Office by Agent to be signed this

                                    27th day of March, 2002.

                                    U-HAUL CO. OF PENNSYLVANIA
                                    ---------------------------------------
                                                   Name

                                    /s/ Margaret E. Routzahn
                                    ---------------------------------------
                                                 Signature

                                    Margaret E. Routzahn, Special Ass't Se
                                    --------------------------------------
                                                  Title

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. Section 1806). the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

                           REORG. CO. OF PENNSYLVANIA

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

         1635 Market Street
--------------------------------------------------------------------------------
             (NUMBER)                                         (STREET)

         Philadelphia                  Pennsylvania             19103
--------------------------------------------------------------------------------
           (CITY)                                            (ZIP CODE)

3. The statute by or under which it was incorporated is:

--------------------------------------------------------------------------------

4. The date of its incorporation is: September 17 , 1990

5. (Check, and if appropriate, complete one of the following):

         [ ] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

         Time: The ----------------- day Of ------------------, 19-------------.

         Place: ----------------------------------------------------------------

         Kind and period of notice ---------------------------------------------

--------------------------------------------------------------------------------

         [X] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

(a) The total number of shares outstanding was:

                  500

(b) The number of shares entitled to vote was:

7. In the action taken by the shareholders:

         (a) The number of shares voted in favor of the amendment was:

                  500

         (b) The number of shares voted against the amendment was:

                  -0-

8. The amendment adopted by the shareholders, set forth in full, is as follows:

                                    ARTICLE I

           The name of the corporation is: U-HAUL CO. OF PENNSYLVANIA

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 25th day of January, 1991.

                                                      Reorg. Co. of Pennsylvania
                                                      --------------------------
Attest                                                (NAME OF CORPORATION)

                                                      By:

/s/ Gary V. Klinefelter                               /s/ John A. Lorentz
-----------------------                               --------------------------
Gary V. Klinefelter                                   John A. Lorentz

      Secretary                                             President
---------------------------                           --------------------------
(TITLE SECRETARY ASSISTANT                            (TITLE PRESIDENT, VICE
 SECRETARY, ETC.)                                      PRESIDENT, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

         A. Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

         B. Any necessary governmental approvals shall accompany this form.

         C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

         D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

         E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

         F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                           No. ------------------ Term, 19------

               PROOF OF PUBLICATION IN THE PHILADELPHIA DAILY NEWS

                    UNDER ACT NO. 587, APPROVED MAY 16, 1929

COPY OF NOTICE OR PUBLICATION

[ILLEGIBLE]

STATE OP PENNSYLVANIA    )
                         )  ss.:
COUNTY OP PHILADELPHIA   )

E. Smith being duly sworn, deposes and says that THE PHILADELPHIA DAILY NEWS is a newspaper published daily, except Sunday, at Philadelphia, Pennsylvania, and was established in said city in 1925, since which date said newspaper has been regularly issued in said County, and that a copy of the printed notice or publication is attached hereto exactly as the same was printed or published in the regular editions and issues of the said newspaper on the ollowing dates, viz.: February 1, 1991
--------------------------------------------------------------------------------

and the ------------------- day of--------------------- A.D. 19-----------------

         Affiant further deposes and says that ---------- he is an employee of the publisher of said newspaper and has been authorized to verify the foregoing statement and that --------- he is not interested in the subject matter of the aforesaid notice or publication, and that all allegations in the foregoing statement as to time, place and character of publication are true.

                                                        /s/ E.Smith
                                                 -------------------------------

         Sworn to and subscribed before me this 1st day of February, 1991

                                                /s/ Virginia D. Graham
                                                --------------------------------
                                                Notary Public

My Commission Expires :

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU
                        ROOM 308, NORTH OFFICE BUILDING
                         HARRISBURG, PENNSYLVANIA 17120

U-HAUL CO. OF PENNSYLVANIA

         THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA.

                                              ENTITY NUMBER: 1606140

                                              MICROFILM NUMBER: 09109

                                                                0867-0868

DSCB:BCL-204 (Rev. 8-72)

FILING FEE: $75                            ------------------------
AIB-7                                        (Line for numbering)

ARTICLES OF
INCORPORATIES--
DOMESTIC BUSINESS CORPORATION


                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. Section 1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is:

                           REORG. CO. OF PENNSYLVANIA
 -------------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

       1635 Market Street,
--------------------------------------------------------------------------------
         (NUMBER)                     (STREET)

Philadelphia        PENNSYLVANIA          19103
--------------------------------------------------------------------------------
(CITY)                                  (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

                  The corporation shall have unlimited power to engate in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under teh Pennsylvania Business Corporation Law.

4. The term for which the corporation is to exist is: Perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

                  2,500 shares, Common stock, having a par value of $10.00 per share

ADVERTISING SPECIALTY SALES
P.O. BOX 387
UNIONTOWN, PA 15401

6. The name and post office address of each incorporator and the number and class of shares subscribed by such incorporator(s) is (are):

                                            ADDRESS
NAME                          (Including Street and number. if any)  NUMBER AND CLASS OF SHARES
John A. Lorentz                      2721 N. Central Avenue            One share Common Stock
                                     Phoenix, Arizona 85004

         IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 13th day of September 1990.

                                           /s/ John A. Lorentz
--------------------------------(SEAL)     -------------------------------(SEAL)
                                           John A. Lorentz, Incorporator

                                           -------------------------------(SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

         A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

         B. One or more corporations or natural persons of full age may incorporate a business corporation.

         C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 ... etc.

         D.       The following shall accompany this form:

                  (1) Three copies of Form DSCB:BCL--206 (Registry Statement Domestic or Foreign Business Corporation).

                  (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

                  (3)      Any necessary governmental approvals.

         E. BCL Section 205 (15 Pa. S. Section 1205) requires that the incorporates shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU
                         ROOM 308, NORTH OFFICE BUILDING
                         HARRISBURG, PENNSYLVANIA 17120

                               SEPTEMBER 17, 1990

REORG. CO. OF PENNSYLVANIA

                  THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA.

                                                      ENTITY NUMBER: 1606140

                                                     MICROFILM NUMBER: 09045

                                                                       1700-1701

U HAUL INTERNATIONAL
ATTN: BLANCHE I PASSOLT
2727 N CENTRAL AVE PO BOX 21502
PHOENIX  AZ 85036-1502

                                          No. ---------------- Term, 19---------

                 PROOF OF PUBLICATION IN THE PHILADELPHIA DAILY NEWS
                   UNDER ACT NO. 587,APPROVED MAY 16, 1929

STATE OF PENNSYLVANIA   )ss.:
COUNTY OF PHILADELPHIA  )

         E. Smith being duly sworn, deposes and says that THE PHILADELPHIA DAILY NEWS is a newspaper published daily, except Sunday, at Philadelphia, Pennsylvania, and was established in said city in 1925, since which date said newspaper has been regularly issued in said County, and that a copy of the printed notice or publication is attached hereto exactly as the same was printed or published in the regular editions and issues of the said newspaper on the following dates, viz.:--------------- october 29, 1990 --------------and the
-------------- day of --------------- A.D. 19-----

         Affiant further deposes and says that -------- he is an employee of the publisher of said newspaper and has been authorized to verify the foregoing statement and that ------- he is not interested in the subject matter of the aforesaid notice or publication, and that all allegations in the foregoing statement as to time, place and character of publication are true.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------

         Sworn to and subscribed before me this 29th day of october 1990

                                                /s/ VIRGINIA D. GRAHAM
                                                --------------------------------
                                                                   Notary Public

         My Commission Expires:

                                 NOTARIAL SEAL
                       VIRGINIA D. GRAHAM, Notary Public
                      City of Philadelphia, Phila. County
                       My Commission Expires June 6, 1994

                         COPY OF NOTICE OR PUBLICATION

                     NOTICE OF CERTIFICATE OF INCORPORATION

Notice is hereby given that REORG. CO. OF PENNSYLVANIA, was issued a Certificate of Incorporation, under the provisions of the Act of May 5, 1933, P.L. 364, as amended, for the principal purpose of renting trucks and trailers. Its registered office being located at 1635 Market Street, Philadelphia, Pennsylvania 19103,c/o C T Corporation System. Said Certificate of Incorporation was issued by the Department of State on September 17, 1990.

DSCB:BCL-806 (Rev. 8-72)

FILING FEE: $40                               -----------------------
AB-2                                           (Line for numbering)

ARTICLES OF AMENDMENT
DOMESTIC BUSINESS CORPORATION

                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

         In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364. S. Section 1806), the undersigned corporation desiring to amend its Articles, does hereby certify that:

1.       The name of the corporation is:

         U-HAUL CO. OF DELAWARE VALLEY
         -----------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

              123 South Broad Street,
         -----------------------------------------------------------------------
         (NUMBER)                                                       (STREET)

               Philadelphia             Pennsylvania                19109
         -----------------------------------------------------------------------
         (CITY)                                                  (ZIP CODE)

3.       The statute by or under which it was incorporated is:

                    The Pennsylvania Business Corporation Law
         -----------------------------------------------------------------------

4.       The date of its incorporation is: March 13, 1970

5.       (Check, and if appropriate, complete one of the following):

         [ ]      The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

         Time: The ---------------- day of --------------------- , 19---.

         Place: ----------------------------------------------------------------

         Kind and period of notice ---------------------------------------------
         -----------------------------------------------------------------------

         [X]      The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.       At the time of the action of shareholders:

         (a)      The total number of shares outstanding was:

                                       500
         -----------------------------------------------------------------------

         (b)      The number of shares entitled to vote was:

                                       500
         -----------------------------------------------------------------------

7.  In the action taken by the shareholders:

    (a)  The number of shares voted in favor of the amendment was: 500

    (b)  The number of shares voted against the amendment was: -0-

8.  The amendment adopted by the shareholders, set forth in full, is as follows:

                  RESOLVED: That the Articles of Incorporation of U-Haul Co. of Delaware Valley, a Pennsylvania Corporation be amended as follows:

                       1. The name of the corporation is:

                           U-HAUL CO. OF PENNSYLVANIA

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 13th day of November, 1989.

Attest:                                U-Haul Co. of  Delaware Valley
                                       ----------------------------------------
/s/ John A. Lorentz                          (NAME OF CORPORATION)
----------------------------
    (SIGNATURE)                        By: /s/ Gary V. Klinefelter
                                          -------------------------------------
                                                 (SIGNATURE)

John A. Lorentz, Secretary                 Gary V. Klinefelter, President
----------------------------           ----------------------------------------
(TITLE: SECRETARY, ASSISTANT            (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
       SECRETARY, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

    A.   Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
         Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

    B.   Any necessary governmental approvals shall accompany this form.

    C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

    D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

    E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

    F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                                    Filed this 20 day of
                                                    Nov 1989
APPLICANT'S ACC'T. NO.                              Commonwealth of Pennsylvania
DSCB.BCL--903 (Rev. 7-78)  -----------------------  Department of State
Filing Fee: $80 plus $20     (Line for numbering)
for each party corporation
in excess of two
AMB-9

                      COMMONWEALTH OF PENNSYLVANIA   /s/ [ILLEGIBLE]
Articles of Merger--       DEPARTMENT OF STATE     -----------------------------
Business Corporation       CORPORATION BUREAU      Secretary of the Commonwealth
--------------------------------------------------------------------------------
                                                       (Box for Certification)

    In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933 (P.L 364) (15 P.S. Section 1903), the undersigned corporations, desiring to effect a merger, hereby certify that:

1. The name of the corporation surviving the merger is: U-HAUL CO. OF DELAWARE VALLEY

2.  (Check and complete one of the following):

    [X] The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

             123 South Broad Street
-------------------------------------------------------------------------------
         (NUMBER)                                                   (STREET)

             Philadelphia                                             19109
----------------------------------------------------- Pennsylvania -------------
         (CITY)                                                     (ZIP CODE)

    [ ] The surviving corporation is a foreign corporation incorporated under the laws of --------------------------------------------------------------------
                       (NAME OF JURISDICTION)
and the location of its office registered with such domiciliary jurisdiction is:

-------------------------------------------------------------------------------
         (NUMBER)                                              (STREET)

--------------------------------------------------------------------------------
         (CITY)                       (STATE)                 (ZIP CODE)

3. The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

    1. There is one sole shareholder for both the Surviving Corporation and the Absorbed Corporation and he owns all of the stock for both corporations.

    2. The Articles of Incorporation shall remain unchanged for the Surviving corporation.

         The  name of the Absorbed corporation is: FALLS MFG. CO.

DSCB:BCL--903(Rev. 7-78)-2

4.  (Check, and if appropriate, complete one of the following):

    [X] The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

    [ ] The plan of merger shall be effective on _________________ at___________
                                                        (DATE)          (HOUR)

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

         NAME OF CORPORATION                          MANNER OF ADOPTION

Falls Mfg. Co., the absorbed corporation, all issued and outstanding shares of stock of the corporation shall be cancelled.

U-Haul Co. of Delaware Valley, the surviving corporation shall pay all expenses of accomplishing this merger. The Articles of Incorporation of the surviving corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

The Plan of Merger, attached and be referenced incorporated herein was adopted and approved by the Board of Directors of each corporations.

6. (Strike out this paragraph if no foreign corporation is party to the merger.) The plan was authorized, adopted or approved, as the case may be, by the foreign corporation (or each of the foreign corporations) in accordance with the laws of the jurisdiction in which it was formed.

7. The plan of merger is set forth in Exhibit A, attached hereto and made a part hereof.

    IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized office and its corporate seal, duly attested by another such officer, to be hereunto affixed this 15th day of November, 1989.

                                               U-Haul Co. of Delaware Valley
                                        ----------------------------------------
                                                  (NAME OF CORPORATION)

                                     By: /s/ Gary V. Klinefelter
                                        ----------------------------------------
                                                        (SIGNATURE)

                                            Gary V. Klinefelter, President
                                        ----------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/ John A. Lorentz
---------------------------------
          (SIGNATURE)

John A.  Lorentz,  Secretary
---------------------------------
  (TITLE: SECRETARY, ASSISTANT
       SECRETARY, ETC.)
(CORPORATE SEAL)

                                                      Falls Mfg. Co.
                                        ----------------------------------------
                                                   (NAME OF CORPORATION)

                                     By: /s/ Gary V. Klinefelter
                                        ----------------------------------------
                                                        (SIGNATURE)

                                            Gary V. Klinefelter, President
                                        ----------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/ John A. Lorentz
---------------------------------
          (SIGNATURE)

John A. Lorentz, Secretary
---------------------------------
  (TITLE: SECRETARY, ASSISTANT
       SECRETARY, ETC.)
(CORPORATE SEAL)

                                 PLAN OF MERGER

         This Plan of Merger dated this 15th day of November, 1989, by and between U-Haul Co. of Delaware Valley, surviving corporation, and Falls Mfg. Co., the absorbed corporation, both Pennsylvania corporations and together referred to as constituent Corporations, hereby WITNESSETH THAT: WHEREAS:

         The respective Boards of Directors of the Constituent Corporations have determined it is advisable that Absorbed Corporation, be merged into Surviving Corporation, under the terms and conditions hereinafter set forth in accordance with the applicable provisions to the laws of the State of Pennsylvania, where permit such merger;

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The provision for handling the shares of stock of the Constituent Corporation is as follows:

         All issued and outstanding shares of stock of Absorbed Corporation shall be cancelled. On the effective date of the merger the outstanding stock of Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       II

         Surviving Corporation shall pay all expenses of accomplishing the merger.

                                       III

         If surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in Surviving Corporation the title to any property or rights of Absorbed Corporation, or to otherwise carry out the provisions hereof, the proper officers and directors of Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in Surviving Corporation and otherwise to carry out the provisions hereof.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of Pennsylvania to consummate and make effective the merger; and the officers and directors of each Constituent corporation are authorized and directed to perform all actions required for accomplishing and filing this Plan of Merger.

         IN WITNESS WHEREOF the corporate parties hereto, pursuant to authority given by their Board of Directors, hereby enter into this Plan of Merger, executed and sealed this 15th day of November, 1989.

                             SURVIVOR:  U-HAUL CO. OF DELAWARE VALLEY, a
                                        Pennsylvania Corporation

                                        BY: /s/ Gary V. Klinefelter
                                           ------------------------------------
                                             Gary V. Klinefelter, President

                                        BY: /s/ John A. Lorentz
                                           ------------------------------------
                                             John A. Lorentz, Secretary

                             ABSORBED:  FALLS MFG. CO. a Pennsylvania
                                        Corporation

                                        BY: /s/ Gary V. Klinefelter
                                           ------------------------------------
                                             Gary V. Klinefelter, President

                                        BY: /s/ John A. Lorentz
                                           ------------------------------------
                                             John A. Lorentz, Secretary

Articles                    Commonwealth of Pennsylvania
   of                           Department of State
Amendment                        Corporation Bureau

    In compliance with the requirements of Article VIII of the Business Corporation Law approved the 5th day of May. 1933, P.L. 364, as amended, the applicant desiring to amend its Articles hereby certifies, under its corporate seal that

1.  The name of the corporation is: U-HAUL CO. OF DELAWARE VALLEY

2.  The location of its registered office is: c/o C. T. Corporation System, 123
S. Broad Street, Philadelphia, Pennsylvania

3.  The corporation was formed under the Act of 5/5/33, P.L. 364, as amended

4.  Its date of incorporation is: 3/13/70

5.  (Strike out (a) or (b) below, whichever is not applicable)

    (a) The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

    Time: The 12th day of August, 1970.

    Place:  Horsham, Pennsylvania

    Kind and period of notice: 10 days notice to shareholders of meeting for purpose of voting name change.

6.  At the time of the action of the shareholder:

    (a) The total number of shares outstanding was: 500

    (b) The number of shares entitled to vote was:* 500

7.  In the action taken by the shareholders:

    (a) The number of shares voted in favor of the amendment was:** 500

    (b) The number of shares voted against the amendment was:** None

    * If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth.

    ** If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth.

NOTE: If the effect of the amendment is to increase the authorized capital stock of the corporation, excise tax at the rate of 1/5 of 1% on the amount of increase will be due and payable with the filing of the amendment.

NOTE: Filing fee--$30.00. (In addition to any amount of excise tax due and owing)

8.  The amendment adopted by the shareholders, set forth in full, follows:

         "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

                  "The name of this corporation is AMERCO MARKETING CO. OF DELAWARE VALLEY."

    IN TESTIMONY WHEREOF, the applicant has caused these Articles of Amendment to be signed by its President or Vice President and its corporate seal, duly attested by its Secretary or Treasurer, to be hereunto affixed this 22nd day of September, 1970.

                                        U-HAUL CO. OF DELWARE VALLEY

                                     By: /s/ Ronald J. Benes
                                         --------------------------------------
                                         (President Ronald J. Benes)

Attest:

/s/ Helen Benes
----------------------------------
(Secretary Helen Benes)

 (CORPORATE)
 (   SEAL  )

Approved and filed in the Department of State on the 2nd day of October A. D. 1970.
                                          /s/ [ILLEGIBLE]
                                         --------------------------------------
                                           Secretary of the Commonwealth
                                                                     san

Articles                    Commonwealth of Pennsylvania
   of                           Department of State
Amendment                        Corporation Bureau

    In compliance with the requirements of Article VIII of the Business Corporation Law approved the 5th day of May, 1933, P.L. 364, as amended, the applicant desiring to amend its Articles hereby certifies, under its corporate seal that:

1.  The name of the corporation is: AMERCO MARKETING CO. OF DELAWARE VALLEY

2. The location of its registered office is: c/o C T CORPORATION SYSTEM 123 South Broad Street, Philadelphia, PA

3. The corporation was formed under the Act of May 5, 1933, P. L. 364, as amended

4.  Its date of incorporation is: March 13, 1970

5.  (Strike out (a) or (b) below, whichever is not applicable)

    (a) The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

    Time: The 21st day of February, 1973.

    Place: Philadelphia, Pennsylvania

    Kind and period of notice: 10 days notice to shareholders of meeting for purpose of voting on change of corporate name.

    (b) The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.  At the time of the action of the shareholders:

    (a) The total number of shares outstanding was: 500

    (b) The number of shares entitled to vote was:* 500

7.  In the action taken by the shareholders:

    (a) The number of shares voted in favor of the amendment was:** 500

    (b) The number of shares voted against the amendment was:** -0-

    *If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth.

    **If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth.

NOTE: If the effect of the amendment is to increase the authorized capital stock of the corporation, excise tax at the rate of 1/5 of 1% on the amount of increase will be due and payable with the filing of the amendment.

NOTE: Filing fee--$40.00. (In addition to any amount of excise tax due and owing)

8.  The amendment adopted by the shareholders, set forth in full, follows:

              "The name of the corporation is U-HAUL CO. OF DELAWARE VALLEY."

    IN TESTIMONY WHEREOF, the applicant has caused these Articles of Amendment to be signed by its President or Vice President and its corporate seal, duly attested by its Secretary or Treasurer, to be hereunto affixed this 1st day of March, 1973.

                                         AMERCO MARKETING CO.OF DELAWARE VALLEY

                                    BY: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                              (President or Vice President)

ATTEST:

/s/ [ILLEGIBLE]
--------------------------------
   (Secretary or Treasurer)

(CORPORATE)
(   SEAL  )

Approved and filed in the Department of State on the_______day of __________
A. D. 19______.

                                         --------------------------------------
                                           Secretary of Commonwealth

                       ARTICLES OF INCORPORATION

                                   of

                     U-HAUL CO. OF DELAWARE VALLEY

TO THE DEPARTMENT OF STATE

COMMONWEALTH OF PENNSYLVANIA

         In compliance with the requirements of the "Business Corporation Law", approved the 5th day of May, A.D. 1933, P.L. 364, as amended, the undersigned, desiring that they may be incorporated as a business corporation, do hereby certify:

                                   ARTICLE I

         The name of the Corporation is U-HAUL CO. OF DELAWARE VALLEY.

                                   ARTICLE II

         The location and post office address of its initial registered office in this Commonwealth is at 123 South Broad Street, c/o C. T. Corporation System, Philadelphia, Philadelphia County.

                                  ARTICLE III

         The purpose or purposes of the corporation which shall be organized under this Act are as follows:

         To engage in any lawful act or activity for which corporations may be organized under this Act. Said purposes shall include, but in no way be limited to renting and leasing to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and purchasing or otherwise acquiring and operating any facilities useful for the conduct of the business enterprises of this Corporation: and doing or carrying out all acts or activities and exercising all lawful corporate powers necessary or proper to accomplish any of the foregoing purposes.

                                   ARTICLE IV

         The term of its existence is perpetual.

Page one of three pages

                                    ARTICLE V

         The aggregate number of shares which the corporation shall have authority to issue is two thousand five hundred (2,500) shares of common stock with a par value of Ten ($10.00) Dollars per share and with a total stated capital of Twenty Five Thousand ($25,000.00) Dollars. There are no shares authorized without par value.

                                   ARTICLE VI

         The names and addresses of each of the first directors, who shall serve until the first annual meeting, are:

     NAME                             ADDRESS
Helen Benes                  132 Welsh Road
                             Horsham, Pennsylvania 19044

Garlan B. Helton             132 Welsh Road
                             Horsham, Pennsylvania 19044

Roy Allmond                  132 Welsh Road
                             Horsham, Pennsylvania 19044

                                   ARTICLE VII

         The name and address of the incorporator and the number and class of shares subscribed by him is:

                                                     NUMBER AND CLASS
     NAME                      ADDRESS                  OF SHARES
David L. Helsten       2727 North Central Avenue       1 share of
                       Phoenix, Arizona 85004          common stock

         IN TESTIMONY WHEREOF, the incorporator has signed and sealed these Articles of Incorporation this 20th day of February, 1970.

                                        /s/ David L. Helsten
                                        ---------------------------------------
                                        David L. Helsten

Page two of three pages

                         CONSENT TO USE OF SIMILAR NAME

To The Commonwealth of Pennsylvania
Department of State

         The undersigned corporation hereby consents to use of similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Pennsylvania.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                       AMERCO MARKETING CO. OF DELWARE VALLEY

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                       U-HAUL CO. OF DELAWARE VALLEY

                  IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 26th day of March, 1973.

                                        U-HAUL CO., a Pennsylvania corporation

                                        By: /s/ John A. Wallace
                                            ------------------------------------
                                              John A. Wallace, President
ATTEST:

/s/ David Houpt
----------------------------
David Houpt, Secretary

COMMONWEALTH OF PENNSYLVANIA )
                             ) ss
COUNTY OF___________________ )

         Before me, a Notary Public, personally appeared JOHN A. WALLACE known to me to be the person who executed the forgoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 26 day of March, 1973.

                                            /s/ [ILLEGIBLE]
                                            -----------------------------------
                                                       Notary Public

[LOGO]                   COMMONWEALTH OF PENNSYLVANIA
                             DEPARTMENT OF STATE
                              HARRISBURG 17120

                                                                  March 19, 1970

[ILLEGIBLE] Inc.
2727 North Central
Post Office Box 21502
Phoenix, Arizona [ILLEGIBLE]

ATTENTION: Arthur G. Seifert, Esquire Legal Department

In re [ILLEGIBLE]

Dear Sir:

                         Articles of Incorporation
of the foregoing have been approved and filed in the Department of State on March 13, 1970, certificate in evidence of which will issue in due course.

                                           Very Truly Yours,

                                        /s/ John E. Groome
                                       ---------------------------------
llm                                         JOHN E. GROOME
                                      Director, Corporation Bureau